UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

LEGG MASON

INVESTMENT COUNSEL

VARIABLE SOCIAL AWARENESS PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks capital appreciation and retention of net investment income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Variable Social Awareness Portfolio for the six-month reporting period ended June 30, 2014. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Portfolio’s investment manager, and LMICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of LMICTC, is the Portfolio’s subadviser. The acquisition of LMICTC by Stifel is targeted to close in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to various circumstances.

In connection with the acquisition, LMPFA recommended to the Portfolio’s Board of Trustees that they approve a reorganization pursuant to which the Portfolio’s assets would be acquired, and its liabilities would be assumed, by a newly organized series (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to fund shareholders and the Portfolio would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Portfolio, approved the fund reorganization, subject to shareholder approval and certain other conditions.

If the fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Portfolio’s investment program with certain differences, which are not expected to result in material differences in the ways the Portfolio is

II	Legg Mason Investment Counsel Variable Social Awareness Portfolio

currently managed and the New Fund will be managed. The Portfolio’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated. For more information regarding the fund reorganization, please see the Portfolio’s prospectus.

The fund reorganization is subject to the satisfaction of certain conditions, including approval by Portfolio shareholders, approval by the Board of Trustees of the TAP Trust on behalf of the New Fund, and shareholder approval of the reorganizations of other funds for which LMIC currently serves as subadviser into new funds for which NEWCO will serve as investment adviser. If the required conditions are satisfied, the fund reorganization is expected to occur in December 2014 or such other date as the parties may agree. Prior to the fund reorganization, shareholders can continue to purchase and redeem shares subject to the limitations in the Portfolio’s prospectus. Only shareholders who hold fund shares as of the close of business on July 31, 2014 will have the opportunity to vote on the fund reorganization. Effective as of the close of business two days prior to the fund reorganization, the Portfolio will be closed to purchases.

No sales loads, commissions, or other similar fee will be charged in connection with the fund reorganization. The Portfolio will not bear any direct costs of the fund reorganization. The direct costs of the fund reorganization will be borne by LMPFA, Stifel or their respective affiliates. It is expected that neither the Portfolio nor its shareholders will recognize gain or loss as a direct result of the fund reorganization and that the aggregate tax basis in the New Fund shares received by the fund shareholder will be the same as the shareholder’s aggregate tax basis in the fund shares.

Proxy materials describing the reorganization are expected to be mailed in late August or early September 2014. Please read the proxy materials carefully, when they are available, because they contain important information about the fund reorganization and the New Fund.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period. After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the PMI moved up the next four months and was 55.4 in May 2014 and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

IV	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were brief periods of volatility, the U.S. stock market generated strong results during the reporting period. A number of macro issues, including some weak global economic data and geopolitical concerns caused the market to decline in January 2014. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. The market was highly resilient and posted positive returns from March through June 2014. All told, for the six months ended June 30, 2014, the S&P 500 Indexv gained 7.14%. The S&P 500 Index has now tripled since its low in 2009.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended June 30, 2014, with the Russell Midcap Indexvi returning 8.67%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.27% and small-cap stocks, as measured by the Russell 2000 Indexviii, rose 3.19%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 5.98% and 7.95%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the

Legg Mason Investment Counsel Variable Social Awareness Portfolio	V

Investment commentary (cont’d)

ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexxi, gained 3.93% during the six months ended June 30, 2014.

Performance review

For the six months ended June 30, 2014, Legg Mason Investment Counsel Variable Social Awareness Portfolio1 returned 5.61%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Index, returned 7.14% and 3.93%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)xii returned 6.21% for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned 5.24% over the same time frame.

Performance Snapshot as of June 30, 2014 (unaudited)
6 months
Legg Mason Investment Counsel Variable Social Awareness Portfolio[1]	5.61%
S&P 500 Index	7.14%
Barclays U.S. Aggregate Index	3.93%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	6.21%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	5.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2014, the gross total annual operating expense ratio for the Portfolio was 0.89%.

[1]	Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 315 funds in the Portfolio’s Lipper category.

VI	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Also, because the Portfolio uses a social awareness criterion, there may be a smaller universe of investments. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Investment Counsel Variable Social Awareness Portfolio	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xii

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

VIII	Legg Mason Investment Counsel Variable Social Awareness Portfolio

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2014 and December 31, 2013. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2014 and held for the six months ended June 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
5.61%	$1,000.00	$1,056.10	0.92%	$4.69	5.00%	$1,000.00	$1,020.23	0.92%	$4.61

[1]	For the six months ended June 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Common Stocks — 68.5%
Consumer Discretionary — 7.9%
Auto Components — 1.7%
BorgWarner Inc.	12,710	$828,565
Hotels, Restaurants & Leisure — 1.5%
Yum! Brands Inc.	8,740	709,688
Multiline Retail — 1.4%
Target Corp.	11,990	694,821
Specialty Retail — 1.5%
TJX Cos. Inc.	14,030	745,694
Textiles, Apparel & Luxury Goods — 1.8%
V.F. Corp.	13,380	842,940
Total Consumer Discretionary		3,821,708
Consumer Staples — 7.3%
Beverages — 0.8%
PepsiCo Inc.	4,215	376,568
Food & Staples Retailing — 2.2%
CVS Caremark Corp.	14,510	1,093,619
Food Products — 1.7%
Darling Ingredients Inc.	17,700	369,930	*
General Mills Inc.	8,495	446,327
Total Food Products		816,257
Household Products — 0.3%
Procter & Gamble Co.	2,167	170,305
Personal Products — 2.3%
Estee Lauder Cos. Inc., Class A Shares	14,800	1,099,048
Total Consumer Staples		3,555,797
Energy — 9.5%
Energy Equipment & Services — 7.6%
FMC Technologies Inc.	13,160	803,681	*
National-Oilwell Varco Inc.	11,010	906,674
Schlumberger Ltd.	10,100	1,191,295
Tetra Technology Inc.	27,720	762,300
Total Energy Equipment & Services		3,663,950
Oil, Gas & Consumable Fuels — 1.9%
Noble Energy Inc.	11,890	920,999
Total Energy		4,584,949

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Shares	Value
Financials — 11.4%
Banks — 4.9%
U.S. Bancorp	25,590	$ 1,108,559
Wells Fargo & Co.	24,300	1,277,208
Total Banks		2,385,767
Capital Markets — 1.6%
State Street Corp.	11,560	777,526
Consumer Finance — 2.1%
American Express Co.	10,390	985,699
Insurance — 2.1%
Arch Capital Group Ltd.	17,860	1,025,878	*
Real Estate Investment Trusts (REITs) — 0.7%
Crown Castle International Corp.	4,370	324,516
Total Financials		5,499,386
Health Care — 8.0%
Biotechnology — 0.9%
Gilead Sciences Inc.	5,410	448,543	*
Health Care Providers & Services — 3.0%
Express Scripts Holding Co.	7,990	553,946	*
UnitedHealth Group Inc.	10,920	892,710
Total Health Care Providers & Services		1,446,656
Health Care Technology — 1.7%
Cerner Corp.	15,550	802,069	*
Pharmaceuticals — 2.4%
Allergan Inc.	3,780	639,652
Novo-Nordisk A/S, ADR	11,790	544,580
Total Pharmaceuticals		1,184,232
Total Health Care		3,881,500
Industrials — 7.2%
Airlines — 0.5%
Delta Air Lines Inc.	6,510	252,067
Construction & Engineering — 1.4%
Quanta Services Inc.	19,870	687,105	*
Machinery — 3.7%
Danaher Corp.	12,650	995,934
Illinois Tool Works Inc.	8,710	762,648
Total Machinery		1,758,582
Road & Rail — 1.6%
Union Pacific Corp.	7,740	772,065
Total Industrials		3,469,819

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security			Shares	Value
Information Technology — 13.5%
Communications Equipment — 1.8%
QUALCOMM Inc.			11,050	$875,160
Internet Software & Services — 3.3%
eBay Inc.			12,080	604,725	*
Google Inc., Class A Shares			860	502,816	*
Google Inc., Class C Shares			860	494,741	*
Total Internet Software & Services				1,602,282
IT Services — 2.3%
Accenture PLC, Class A Shares			9,600	776,064
Visa Inc., Class A Shares			1,550	326,600
Total IT Services				1,102,664
Software — 2.7%
SAP AG, ADR			6,770	521,290
VMware Inc., Class A Shares			7,860	760,927	*
Total Software				1,282,217
Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.			11,480	1,066,836
NetApp Inc.			16,210	591,989
Total Technology Hardware, Storage & Peripherals				1,658,825
Total Information Technology				6,521,148
Materials — 2.1%
Chemicals — 2.1%
Air Products & Chemicals Inc.			5,465	702,909
Potash Corp. of Saskatchewan Inc.			9,020	342,399
Total Materials				1,045,308
Utilities — 1.6%
Water Utilities — 1.6%
American Water Works Co. Inc.			15,500	766,475
Total Common Stocks (Cost — $20,080,351)				33,146,090

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $230,922)	1.933%	6/26/34	$222,000	232,455	(a)
Collateralized Mortgage Obligations — 2.0%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.348%	11/10/42	112,038	112,697	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.988%	12/10/49	66,298	66,747	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	2,946	3,012
Federal Home Loan Mortgage Corp. (FHLMC), 3835 BA	4.000%	8/15/38	106,280	113,683

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	$288,748	$286,896
Federal National Mortgage Association (FNMA), 2011-053 CY	4.000%	6/25/41	23,890	25,332
Federal National Mortgage Association (FNMA), 2011-111 VA	4.000%	1/25/23	56,238	56,805
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	58,806	60,084
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	100,559	103,222
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	153,996	161,724
Total Collateralized Mortgage Obligations (Cost — $1,000,170)				990,202
Corporate Bonds & Notes — 16.9%
Consumer Discretionary — 1.0%
Automobiles — 0.3%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	115,000	133,739
Media — 0.7%
Comcast Corp., Senior Notes	5.650%	6/15/35	200,000	236,735
Thomson Reuters Corp., Senior Notes	1.300%	2/23/17	50,000	50,095
Viacom Inc., Senior Notes	2.500%	9/1/18	50,000	51,155
Total Media				337,985
Total Consumer Discretionary				471,724
Consumer Staples — 0.6%
Beverages — 0.6%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	245,000	276,580
Energy — 0.9%
Energy Equipment & Services — 0.1%
FMC Technologies Inc., Senior Notes	2.000%	10/1/17	50,000	50,682
Oil, Gas & Consumable Fuels — 0.8%
ONEOK Partners LP, Senior Notes	2.000%	10/1/17	50,000	50,722
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	250,000	257,250
Statoil ASA, Senior Notes	3.125%	8/17/17	70,000	74,143
Total Oil, Gas & Consumable Fuels				382,115
Total Energy				432,797
Financials — 9.5%
Banks — 4.9%
Bank of America Corp., Senior Notes	5.625%	10/14/16	250,000	274,633
Bank of America Corp., Senior Notes	1.350%	11/21/16	200,000	200,705
Bank of Montreal, Senior Notes	1.400%	9/11/17	75,000	75,265
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	100,000	101,976
Bank of Nova Scotia, Senior Notes	2.050%	10/30/18	125,000	125,698
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	170,000	184,880
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Notes	4.500%	1/11/21	350,000	385,440

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	2.125%	10/13/15	$170,000	$173,824
Fifth Third Bancorp, Senior Notes	3.625%	1/25/16	100,000	104,438
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	200,000	208,789
JPMorgan Chase & Co., Senior Notes	6.000%	1/15/18	75,000	85,953
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	175,000	183,545
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	111,438
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	175,000	179,495
Total Banks				2,396,079
Capital Markets — 1.4%
BlackRock Inc., Senior Notes	3.500%	12/10/14	160,000	162,324
BlackRock Inc., Senior Notes	4.250%	5/24/21	125,000	137,346
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	155,000	161,616
Goldman Sachs Group Inc., Senior Notes	1.324%	11/15/18	150,000	152,209	(a)
State Street Corp., Senior Notes	3.700%	11/20/23	65,000	67,555
Total Capital Markets				681,050
Consumer Finance — 0.3%
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	125,000	128,297
Diversified Financial Services — 1.2%
Intercontinental Exchange Inc., Senior Notes	2.500%	10/15/18	45,000	46,079
Intercontinental Exchange Inc., Senior Notes	4.000%	10/15/23	125,000	132,035
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	200,000	289,798
NYSE Euronext, Senior Notes	2.000%	10/5/17	140,000	142,768
Total Diversified Financial Services				610,680
Insurance — 0.3%
Aflac Inc., Senior Notes	4.000%	2/15/22	130,000	139,330
Real Estate Investment Trusts (REITs) — 1.4%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	50,000	53,788
HCP Inc., Senior Notes	2.625%	2/1/20	250,000	250,439
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	125,000	130,705
Hospitality Properties Trust, Senior Notes	4.650%	3/15/24	100,000	104,988
Simon Property Group LP, Senior Notes	4.200%	2/1/15	40,000	40,485
Simon Property Group LP, Senior Notes	4.125%	12/1/21	85,000	92,342
Total Real Estate Investment Trusts (REITs)				672,747
Total Financials				4,628,183

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 1.6%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	$110,000	$115,339
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	70,000	71,346
Stryker Corp., Senior Notes	3.000%	1/15/15	65,000	65,946
Total Health Care Equipment & Supplies				137,292
Health Care Providers & Services — 0.1%
UnitedHealth Group Inc., Senior Notes	1.400%	10/15/17	50,000	50,230
Pharmaceuticals — 1.0%
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	130,000	134,766
Pfizer Inc., Senior Notes	1.100%	5/15/17	155,000	155,715
Wyeth, Notes	5.500%	2/15/16	165,000	178,178
Total Pharmaceuticals				468,659
Total Health Care				771,520
Industrials — 0.1%
Machinery — 0.1%
Flowserve Corp., Senior Notes	4.000%	11/15/23	50,000	50,992
Information Technology — 2.2%
Communications Equipment — 0.2%
Cisco Systems Inc., Senior Notes	2.125%	3/1/19	125,000	126,110
Internet Software & Services — 0.3%
eBay Inc., Senior Notes	1.625%	10/15/15	125,000	127,012
Semiconductors & Semiconductor Equipment — 0.7%
Altera Corp., Senior Notes	2.500%	11/15/18	75,000	76,231
Intel Corp., Senior Notes	1.350%	12/15/17	125,000	125,140
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	150,000	147,582
Total Semiconductors & Semiconductor Equipment				348,953
Software — 0.6%
Microsoft Corp., Senior Notes	1.625%	9/25/15	160,000	162,692
Oracle Corp., Senior Notes	2.800%	7/8/21	125,000	125,151
Total Software				287,843
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	2.100%	5/6/19	180,000	181,115
Total Information Technology				1,071,033
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	200,000	240,962

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
Verizon Communications Inc., Senior Notes	1.981%	9/14/18	$55,000	$58,087	(a)
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	150,000	177,576
Total Telecommunication Services				235,663
Total Corporate Bonds & Notes (Cost — $7,765,318)				8,179,454
Mortgage-Backed Securities — 1.5%
FHLMC — 0.8%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/1/32	100,959	105,598
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	79,727	89,495
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/35-6/1/36	151,437	167,612
Total FHLMC				362,705
FNMA — 0.7%
Federal National Mortgage Association (FNMA)	5.000%	5/1/18	56,728	60,199
Federal National Mortgage Association (FNMA)	6.000%	6/1/22-9/1/37	90,929	102,052
Federal National Mortgage Association (FNMA)	5.500%	1/1/24-6/1/36	135,920	150,967
Federal National Mortgage Association (FNMA)	6.500%	2/1/37	27,078	30,558
Total FNMA				343,776
Total Mortgage-Backed Securities (Cost — $640,633)				706,481
U.S. Government & Agency Obligations — 5.9%
U.S. Government Agencies — 3.5%
Federal Farm Credit Bank (FFCB), Bonds	2.070%	9/27/21	125,000	121,523
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.000%	8/25/16	130,000	133,949
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.750%	3/27/19	120,000	131,939
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	75,000	72,879
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	560,000	559,281
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	365,000	519,215
Federal National Mortgage Association (FNMA), Notes	1.150%	12/12/18	150,000	146,515
Total U.S. Government Agencies				1,685,301
U.S. Government Obligations — 2.4%
U.S. Treasury Bonds	3.500%	2/15/39	176,000	183,700
U.S. Treasury Bonds	4.375%	11/15/39	242,000	289,871
U.S. Treasury Notes	2.250%	11/30/17	70,000	72,764
U.S. Treasury Notes	2.625%	8/15/20	545,000	567,311
U.S. Treasury Notes	3.125%	5/15/21	50,000	53,391
Total U.S. Government Obligations				1,167,037
Total U.S. Government & Agency Obligations (Cost — $2,658,006)				2,852,338
Total Investments before Short-Term Investments (Cost — $32,375,400)				46,107,020

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.8%
Repurchase Agreements — 4.8%
Interest in $2,100,000,000 joint tri-party repurchase agreement dated 6/30/14 with RBS Securities Inc.; Proceeds at maturity — $2,074,732; (Fully collateralized by various U.S. government obligations, 0.125% to 2.625% due 7/15/14 to 2/15/42; Market Value — $2,116,228)	0.050%	7/1/14	$2,074,730	$2,074,730
Interest in $243,197,000 joint tri-party repurchase agreement dated 6/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $240,271; (Fully collateralized by various U.S. government obligations, 0.000% due 8/15/17 to 11/15/42; Market Value — $247,479)	0.050%	7/1/14	240,270	240,270
Total Short-Term Investments (Cost — $2,315,000)				2,315,000
Total Investments — 100.1% (Cost — $34,690,400#)				48,422,020
Liabilities in Excess of Other Assets — (0.1)%				(69,134)
Total Net Assets — 100.0%				$48,352,886

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $34,690,400)	$48,422,020
Cash	698
Interest and dividends receivable	123,278
Prepaid expenses	276
Total Assets	48,546,272

Liabilities:
Payable for securities purchased	124,819
Investment management fee payable	28,096
Payable for Portfolio shares repurchased	4,489
Trustees’ fees payable	70
Accrued expenses	35,912
Total Liabilities	193,386
Total Net Assets	$48,352,886

Net Assets:
Par value (Note 5)	$15
Paid-in capital in excess of par value	31,336,020
Undistributed net investment income	134,134
Accumulated net realized gain on investments	3,151,097
Net unrealized appreciation on investments	13,731,620
Total Net Assets	$48,352,886

Shares Outstanding	1,482,045

Net Asset Value	$32.63

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Dividends	$246,520
Interest	194,362
Less: Foreign taxes withheld	(4,164)
Total Investment Income	436,718

Expenses:
Investment management fee (Note 2)	168,316
Shareholder reports	16,212
Audit and tax	13,267
Legal fees	10,633
Transfer agent fees	3,113
Fund accounting fees	2,361
Trustees’ fees	1,786
Insurance	811
Custody fees	438
Miscellaneous expenses	1,460
Total Expenses	218,397
Net Investment Income	218,321

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	3,402,794
Change in Net Unrealized Appreciation (Depreciation) from Investments	(1,025,888)
Net Gain on Investments	2,376,906
Increase in Net Assets from Operations	$2,595,227

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$218,321	$451,053
Net realized gain	3,402,794	4,246,494
Change in net unrealized appreciation (depreciation)	(1,025,888)	3,480,962
Increase in Net Assets From Operations	2,595,227	8,178,509

Distributions to Shareholders From (Note 1):
Net investment income	(100,000)	(400,001)
Decrease in Net Assets From Distributions to Shareholders	(100,000)	(400,001)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	187,646	372,645
Reinvestment of distributions	100,000	400,001
Cost of shares repurchased	(3,166,849)	(6,136,884)
Decrease in Net Assets From Portfolio Share Transactions	(2,879,203)	(5,364,238)
Increase (Decrease) in Net Assets	(383,976)	2,414,270

Net Assets:
Beginning of period	48,736,862	46,322,592
End of period*	$48,352,886	$48,736,862
*Includesundistributed net investment income of:	$134,134	$15,813

See Notes to Financial Statements.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	13

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1,2]	2013[1]	2012[1]	2011[1]	2010[1]	2009[3]	2009[4]

Net asset value, beginning of period	$30.96	$26.30	$24.11	$24.40	$22.04	$21.08	$18.92

Income (loss) from operations:
Net investment income	0.14	0.27	0.30	0.27	0.26	0.06	0.36
Net realized and unrealized gain (loss)	1.60	4.64	2.28	(0.28)	2.42	1.20	2.24
Total income (loss) from operations	1.74	4.91	2.58	(0.01)	2.68	1.26	2.60

Less distributions from:
Net investment income	(0.07)	(0.25)	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)
Total distributions	(0.07)	(0.25)	(0.39)	(0.28)	(0.32)	(0.30)	(0.44)

Net asset value, end of period	$32.63	$30.96	$26.30	$24.11	$24.40	$22.04	$21.08
Total return[5]	5.61%	18.71%	10.71%	(0.02)%[6]	12.15%[6]	6.00%[6]	14.17%

Net assets, end of period (000s)	$48,353	$48,737	$46,323	$49,459	$60,865	$63,994	$61,110

Ratios to average net assets:
Gross expenses	0.92%[7]	0.89%	0.93%	0.95%	0.97%	1.29%[7]	0.88%
Net expenses[8,9]	0.92 [7]	0.89	0.93	0.93 [10]	0.96 [10]	0.99 [7,10]	0.88
Net investment income	0.92 [7]	0.95	1.16	1.11	1.14	1.64 [7]	1.86

Portfolio turnover rate	12%	25%	21%	33%	30%	4%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2014 (unaudited).

[3]	For the period ended November 1, 2009 through December 31, 2009.

[4]	For the year ended October 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.14)%, 12.01% and 5.95% for the years ended December 31, 2011, December 31, 2010 and the period ended December 31, 2009, respectively.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

16	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$33,146,090	—	—	$33,146,090
Asset-backed securities	—	$232,455	—	232,455
Collateralized mortgage obligations	—	990,202	—	990,202
Corporate bonds & notes	—	8,179,454	—	8,179,454
Mortgage-backed securities	—	706,481	—	706,481
U.S. government & agency obligations	—	2,852,338	—	2,852,338
Total long-term investments	$33,146,090	$12,960,930	—	$46,107,020
Short-term investments†	—	2,315,000	—	2,315,000
Total investments	$33,146,090	$15,275,930	—	$48,422,020

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

18	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $50 million	0.71%
Next $50 million	0.61
Next $100 million	0.51
Over $200 million	0.46

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$5,086,740	$442,780
Sales	8,415,571	537,466

20	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,786,713
Gross unrealized depreciation	(55,093)
Net unrealized appreciation	$13,731,620

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2014, the Portfolio did not invest in any derivative instruments.

5. Shares of beneficial interest

At June 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Shares sold	6,015	13,030
Shares issued on reinvestment	3,112	13,162
Shares repurchased	(101,239)	(213,575)
Net increase (decrease)	(92,112)	(187,383)

6. Capital loss carryforward

As of December 31, 2013, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(231,624)

This amount will be available to offset any future taxable capital gains.

7. Subsequent event

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (“LMICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Portfolio’s investment manager, and LMICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of LMICTC, is the Portfolio’s subadviser. The acquisition of LMICTC by Stifel is targeted to close in the fall of 2014, but is subject to certain regulatory approvals and other conditions to closing, and may be delayed or terminated due to various circumstances.

In connection with the acquisition, LMPFA recommended to the Portfolio’s Board of Trustees that they approve a reorganization pursuant to which the Portfolio’s assets would be acquired, and its liabilities would be assumed, by a newly organized series (the “New

Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to fund shareholders and the Portfolio would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Portfolio, approved the fund reorganization, subject to shareholder approval and certain other conditions.

If the fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Portfolio’s investment program with certain differences, which are not expected to result in material differences in the ways the Portfolio is currently managed and the New Fund will be managed. The Portfolio’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The fund reorganization is subject to the satisfaction of certain conditions, including approval by Portfolio shareholders, approval by the Board of Trustees of the TAP Trust on behalf of the New Fund, and shareholder approval of the reorganizations of other funds for which LMIC currently serves as subadviser into new funds for which NEWCO will serve as investment adviser. If the required conditions are satisfied, the fund reorganization is expected to occur in December 2014 or such other date as the parties may agree.

22	Legg Mason Investment Counsel Variable Social Awareness Portfolio 2014 Semi-Annual Report

Legg Mason Investment Counsel

Variable Social Awareness Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent**

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.
**	Effective on or about September 8, 2014, BNY Mellon Investment Servicing (US) Inc. will serve as the Portfolio’s transfer agent.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individual investors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Variable Social Awareness Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04232 8/14 SR14-2259

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 21, 2014